SCUDDER
                                                                     INVESTMENTS







      Scudder Small Company
      Value Fund

                                 Class S Shares


                                  Annual Report
                                  July 31, 2001

      The fund seeks long-term growth of capital by investing at least 90% of total assets in undervalued common stocks of small U.S. companies.

Scudder Small Company
Value Fund

                                  July 31, 2001

The fund seeks long-term growth of capital by investing at least 90% of total assets in undervalued common stocks of small U.S. companies.

Contents
--------------------------------------------------------------------------------

         3      Letter from the Fund's President

         4      Performance Summary

         7      Portfolio Management Review

        12      Investment Terms to Know

        13      Portfolio Summary

        15      Investment Portfolio

        29      Financial Statements

        32      Financial Highlights

        33      Notes to Financial Statements

        41      Report of Independent Accountants

        42      Tax Information

        43      Officers and Trustees

        44      Investment Products and Services

        46      Account Management Resources



Scudder Small Company Value Fund                  Ticker Symbol     Fund Number
--------------------------------------------------------------------------------
Class S                                               SCSUX             078
--------------------------------------------------------------------------------


Zurich Scudder Investments, Inc., is a leading global investment management firm, managing more than $345 billion in assets for individuals, corporate clients, retirement and pension plans and insurance companies.

Please see the fund's prospectus for more complete information, including a complete description of the fund's investment policies. To obtain a prospectus, download one from myScudder.com, talk to your financial representative or call Shareholder Services at 1-800-SCUDDER. The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Letter from the Fund's President
--------------------------------------------------------------------------------

Dear Shareholder,

We are pleased to report to you on the performance of Scudder Small Company Value Fund for its most recent fiscal year ended July 31, 2001. Over the 12-month period ended July 31, 2001, the fund posted a 29.57% total return, compared with the 23.75% return of the fund's unmanaged benchmark, the Russell 2000 Value Index. The fund also performed well within its peer group, placing in the top 34% of similar funds during the same period according to Lipper, Inc. We believe that changes in the fund's management process detailed in our last report to you will continue to improve the fund's long-term comparative performance.

In addition, we'd like to welcome Robert Tymoczko as Scudder Small Company Value Fund's new lead portfolio manager and thank James Eysenbach for his past service as lead manager. Rob joined Zurich Scudder Investments in 1997. He began his investment career in 1992 and is now lead manager of six Scudder stock funds. Rob received an undergraduate degree in quantitative economics from Stanford University and an M.B.A. with concentrations in finance and econometrics from the University of Chicago.

Thank you for investing with Scudder. If you have any questions regarding Scudder Small Company Value Fund, please call us toll-free or visit us on the Web.

Sincerely,

/s/Lin Coughlin

Linda C. Coughlin
President
Scudder Small Company Value Fund


--------------------------------------------------------------------------------
Web site: myScudder.com                       Toll-free: 1-800-SCUDDER
--------------------------------------------------------------------------------

Performance Summary                                                               July 31, 2001
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
 Average Annual Total Returns*
------------------------------------------------------------------------------------------------

                                                                                        Life of
Scudder Small Company Value Fund                           1-Year    3-Year   5-Year    Fund**
------------------------------------------------------------------------------------------------
Class S                                                    29.57%     1.80%   11.21%    11.15%
------------------------------------------------------------------------------------------------
Russell 2000 Value Index[                                  23.75%     9.02%   14.16%    13.47%
------------------------------------------------------------------------------------------------
Russell 2000 Index[[                                       -1.71%     6.30%   10.39%     9.93%
------------------------------------------------------------------------------------------------
S&P 500 Index Index]                                      -14.33%     3.92%   15.29%    15.20%
------------------------------------------------------------------------------------------------

Performance is historical and does not guarantee future results.

Sources: Lipper, Inc. and Zurich Scudder Investments, Inc.

--------------------------------------------------------------------------------
 Net Asset Value and Distribution Information
--------------------------------------------------------------------------------

                                                                        Class S
--------------------------------------------------------------------------------
Net Asset Value:                                                      $   21.45
7/31/01
--------------------------------------------------------------------------------
7/31/00                                                               $   16.58
--------------------------------------------------------------------------------
Distribution Information
Twelve Months:
  Income Dividends                                                    $     .03
--------------------------------------------------------------------------------
  Capital Gains Distributions                                         $      --
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 Class S Lipper Rankings*
--------------------------------------------------------------------------------

                                                        Number of
                                                         Funds      Percentile
Period                                    Rank          Tracked       Ranking
--------------------------------------------------------------------------------
1-Year                                     85     of      249           34
--------------------------------------------------------------------------------
3-Year                                     176    of      186           95
--------------------------------------------------------------------------------
5-Year                                     79     of       98           81
--------------------------------------------------------------------------------

Rankings/ratings are historical and do not guarantee future results.

Source: Lipper, Inc.

--------------------------------------------------------------------------------
Growth of an Assumed $10,000 Investment
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART DATA:

         Scudder Small Company         Russell 2000
         Value Fund -- Class S*        Value Index+       Russell 2000 Index++    S&P 500 Index#
------------------------------------------------------------------------------------------------

                 10000                    10000                 10000                  10000
                 10877                    11027                 10773                  11196
                 16090                    15564                 14371                  17035
                 17533                    16507                 14701                  20321
                 16685                    16488                 15791                  24428
                 14277                    17286                 17964                  26626
                 18499                    20858                 17344                  22781

                          Yearly periods ended July 31
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
 Comparative Results*
------------------------------------------------------------------------------------------------
                                                                                       Life of
                                                      1-Year     3-Year     5-Year     Fund**
------------------------------------------------------------------------------------------------
Scudder Small      Growth of $10,000                  $12,957    $10,551    $17,007    $18,499
Company Value
Fund -- Class S
                   -----------------------------------------------------------------------------
                   Average annual total return         29.57%      1.80%     11.21%     11.15%
------------------------------------------------------------------------------------------------
Russell 2000 Value Growth of $10,000                  $12,375    $12,958    $19,392    $20,858
Index+
                   -----------------------------------------------------------------------------
                   Average annual total return         23.75%      9.02%     14.16%     13.47%
------------------------------------------------------------------------------------------------
Russell 2000       Growth of $10,000                   $9,829    $12,011    $16,392    $17,344
Index++
                   -----------------------------------------------------------------------------
                   Average annual total return         -1.71%      6.30%     10.39%      9.93%
------------------------------------------------------------------------------------------------
S&P 500 Index#     Growth of $10,000                   $8,567    $11,222    $20,366    $22,781
                   -----------------------------------------------------------------------------
                   Average annual total return        -14.33%      3.92%     15.29%     15.20%
------------------------------------------------------------------------------------------------

Performance is historical and does not guarantee future results.

The growth of $10,000 is cumulative.

* Returns and rankings during part of the periods shown reflect a temporary fee and/or expense waiver. Without this waiver, returns and rankings would have been lower.

**   The Fund commenced operations on October 6, 1995.

+ The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth rates.

++ The Russell 2000 Index is an unmanaged capitalization-weighted measure of approximately 2,000 small U.S. stocks.

# The Standard & Poor's 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

     Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Advisor had not maintained the Fund's expenses, the total returns would have been lower.

On October 2, 2000 existing shares of the Fund were redesignated as Class S shares.

Shareholders redeeming shares held less than one year are subject to 1% redemption fee.

Investing in securities of small companies may involve a greater risk/volatility than investments in larger companies.

Please call (800) 728-3337 for the Fund's most up-to-date performance.

Portfolio Management Review
--------------------------------------------------------------------------------

Scudder Small Company Value Fund: A Team Approach to Investing

Scudder Small Company Value Fund is managed by a team of Zurich Scudder Investments, Inc. (the "Advisor") professionals, each of whom plays an important role in the fund's management process. Team members work together to develop investment strategies and select securities for the fund's portfolio. They are supported by the Advisor's large staff of economists, research analysts, traders, and other investment specialists who work in offices across the United States and abroad. The Advisor believes that a team approach benefits fund investors by bringing together many disciplines and leveraging the firm's extensive resources.

Lead Portfolio Manager Robert D. Tymoczko joined the Advisor in 1997 as a quantitative research analyst. Since 1998 Mr. Tymoczko has been working as a portfolio manager for the Advisor. From 1994 to 1995, Mr. Tymoczko worked as an economic consultant. From 1995 until he joined the Advisor, Mr. Tymoczko worked toward an M.B.A. degree with a concentration in finance and econometrics. He began his investment career in 1992.

Co-Lead Portfolio Manager Stephen Marsh joined the Advisor in August 1997. Since 1997 Mr. Marsh has been working as a portfolio manager for the Advisor. Before joining the Advisor, Mr. Marsh worked as an investment consultant with Wood MacKenzie & Co. and Baring Asset Management. He began his investment career in September 1980.

In the following interview, Lead Portfolio Manager Robert Tymoczko and Co-Lead Portfolio Manager Stephen Marsh discuss the fund's market environment and strategy for its most recent fiscal year ended July 31, 2001.

Q: How did Scudder Small Company Value Fund perform over its most recent fiscal year?

A: The fund performed well during the period. For the 12-month period ended July 31, 2001, the fund posted a 29.57% return^1, outperforming the 23.75% return of its benchmark, the Russell 2000 Value Index.^2 The return of the Russell 2000 Index over the same period was -1.71%. The fund also did well within its peer group during the period, placing in the top 34% of 249 similar funds according to Lipper.

Q: Please describe the fund's market environment over the 12-month period.

A: The annual period through July 31 marked a sharp reversion from the beginning of 2000, as well as from 1998 and 1999, when growth stocks -- especially technology, media, and telecommunications stocks -- dominated in the small-cap realm. In March 2000, an abrupt reversal took place. From that point until the end of the period, value stocks outperformed their growth counterparts by a substantial margin. This is exemplified by the wide divergence in performance between the Russell 2000 Growth Index (-23.31%) and the Russell 2000 Value Index (23.75%) over the period.


^1 The fund's one-, three-, and five-year average annual returns were 29.57%, 1.80%, and 11.21%, respectively.

^2 From the Russell 2000 Index, which measures the performance of 2,000 of the smallest U.S. corporations, the Russell 2000 Value Index includes those with lower price-to-book ratios and lower forecasted growth values.

Q: What are some of the fundamental characteristics of the fund that distinguish it from its benchmark?

A: As part of our investment approach, we seek to maintain the fund's price/earnings ratio (a key measure of valuation) at a level significantly lower than that of its benchmark, the Russell 2000 Value Index. And the average monthly p/e ratio for the portfolio over the period was 14.8x (i.e., 14.8 times earnings) compared with 20.0x for the benchmark. In addition, the realized earnings growth rate on average for the last 12 months for companies the fund held was 15.4% versus 11.2% for the benchmark. In summary, the fund displayed more attractive valuation at a higher earnings growth rate and a lower market capitalization than its benchmark. These are three defining characteristics of the portfolio.

Q: In terms of stock selection and sector weightings, what helped and hurt performance over the period?

A: The fund was overweighted in basic industries during the period. This was one of the better performing sectors and helped performance overall. The fund's underweight in health care stocks hurt performance because health care was the best performing sector for the one-year period. Within the basic industries, technology, and financial sectors, the fund's stock selection also boosted performance. By contrast, stock selection within the consumer discretionary sector detracted from performance.

--------------------------------------------------------------------------------
How the fund is managed
--------------------------------------------------------------------------------

Investment Discipline

The fund's portfolio managers rely on a proprietary, quantitative screening process to identify attractively valued stocks with above-average capital appreciation potential from the fund's investment universe of approximately 2,000 small U.S. companies. Four primary factors are considered: valuation, trends in sales and earnings, price momentum, and risk. Valuation helps the fund's managers measure how inexpensive a security is relative to the overall small-cap universe. Sales and earnings trends suggest whether the company's fundamentals are stable, improving or deteriorating. Price momentum provides an indicator of how the market is responding to these fundamentals. Risk measures help management understand the degree of financial uncertainty for a given company. Each stock is then ranked based on its relative attractiveness.

Portfolio Construction

First, management builds a diversified portfolio of attractively rated companies. To minimize individual security risk and provide trading flexibility, 200 or more securities are held in the portfolio. On an ongoing basis, a proprietary portfolio optimization program is used to determine which securities should be replaced due to diminishing return prospects. The process allows the fund's managers to keep the portfolio focused on attractively rated companies, while managing overall portfolio risk and turnover.

--------------------------------------------------------------------------------

Q: What is your outlook for the stock market and for the fund?

A: Our near-term outlook is for continued weakness in U.S. gross domestic product and corporate profitability over the next few months. During the last few weeks, we've seen the U.S. dollar come down quite a bit, and we anticipate continued pressure on the dollar. For the U.S. economy going forward, key indicators are the strength of the dollar and consumer spending. We remain concerned about current high levels of consumer and corporate debt.

No matter what direction the stock market takes, we think that the small-cap value asset class will hold up well compared with other classes of U.S. stocks. Despite the significant outperformance of small-cap value stocks over small-cap growth stocks during the past 12 months, small-cap value stocks currently possess the most attractive relative valuation and the strongest fundamental characteristics. We believe that Scudder Small Company Value Fund is well positioned to benefit investors with a time horizon of five years or longer. We also believe the fund remains an attractive vehicle for investors seeking long-term growth of capital.


The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time, based on market and other conditions.

Investment Terms to Know
------------------------------------------------------------------------------------------------

Market Capitalization   The value of a company's outstanding shares of common stock, determined by multiplying the number of shares outstanding by the share price (shares x price = market capitalization). The universe of publicly traded companies is frequently divided into large-, mid-, and small-capitalizations.
------------------------------------------------------------------------------------------------
 Over/Under Weighting   The allocation of assets -- usually by sector,
                        industry, or country -- within a portfolio relative to a
                        benchmark index (e.g., the Russell 2000 Value Index), or
                        an investment universe.
------------------------------------------------------------------------------------------------
 Price/Earnings Ratio   A widely used gauge of a stock's valuation that indicates what investors
                (P/E)   are paying for a company's earnings on a per share basis. A
      (also "earnings   higher "earnings multiple" indicates a higher expected growth rate and the
           multiple")   potential for greater price fluctuations.
------------------------------------------------------------------------------------------------
   Quantitative Model   A systematic approach to evaluating a security based on its financial characteristics.
------------------------------------------------------------------------------------------------
         Russell 2000   A broad measure of U.S. small-cap stock performance, defined as the
                Index   smallest 2000 stocks in the Russell 3000 Index of U.S. stocks.
------------------------------------------------------------------------------------------------
   Standard Deviation   A statistical measure of the degree to which an
                        investment's return tends to vary from the mean return.
                        Frequently used in portfolio management to measure the
                        variability of past returns and to gauge the likely range
                        of possible future returns.
------------------------------------------------------------------------------------------------
          Value Stock   A company whose stock price does not fully reflect its intrinsic value, as indicated by price-earnings ratio, price-book value ratio, dividend yield, or some other valuation measure, relative to its industry or the market overall. Value stocks tend to display less price volatility and may carry higher dividend yields.
------------------------------------------------------------------------------------------------

Sources: Zurich Scudder Investments, Inc.; Barron's Dictionary of Finance and Investment Terms

Portfolio Summary                                                  July 31, 2001
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 Asset Allocation                                       7/31/01        7/31/00
--------------------------------------------------------------------------------
Common Stocks                                              99%            98%
Cash Equivalents                                            1%             2%
--------------------------------------------------------------------------------
                                                          100%           100%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
 Stock Characteristics
--------------------------------------------------------------------------------

                                                   Russell    Russell
Median Values                               Fund   2000 Value   2000     S&P 500
--------------------------------------------------------------------------------
Small Companies ($ millions)
Market Capitalization                       594       408       409     8,257
--------------------------------------------------------------------------------
Value Orientation
P/E Trailing Twelve Months                14.8x     20.0x     26.9x     24.7x
--------------------------------------------------------------------------------
Price/Sales                                0.8x      1.2x      1.7x      1.5x
--------------------------------------------------------------------------------
Price/Book Value                           1.6x      1.7x      2.1x      3.0x
--------------------------------------------------------------------------------

Asset allocation is subject to change.

------------------------------------------------------------------------------------------------
 Ten Largest Equity Holdings at July 31, 2001* (10.4% of Portfolio)                    Percent
------------------------------------------------------------------------------------------------
 1. iShares Russell 2000 Index Fund
    Security that represents ownership in the Russell 2000 Index Fund                    2.9%
------------------------------------------------------------------------------------------------
 2. Curtiss-Wright Corp.
    Producer of precision components for aerospace, industrial and marine companies      1.4%
------------------------------------------------------------------------------------------------
 3. Earthgrains Co.
    Producer of packaged bakery products                                                 0.9%
------------------------------------------------------------------------------------------------
 4. Pilgrim's Pride Corp.
    Provider of chicken products                                                         0.8%
------------------------------------------------------------------------------------------------
 5. York International Corp.
    Manufacturer of air conditioning and refrigeration products                          0.8%
------------------------------------------------------------------------------------------------
 6. NCH Corp.
    Manufacturer of maintenance products including specialty chemicals, welding          0.8%
    supplies, replacement fasteners and plumbing parts
------------------------------------------------------------------------------------------------
 7. Ball Corp.
    Manufacturer of metal and plastic packaging                                          0.7%
------------------------------------------------------------------------------------------------
 8. Corn Products International, Inc.
    Producer of sweeteners and starches                                                  0.7%
------------------------------------------------------------------------------------------------
 9. Cleco Corp.
    Provider of electric power                                                           0.7%
------------------------------------------------------------------------------------------------
10. Ryan's Family Steak Houses, Inc.
    Operator of family oriented restaurants                                              0.7%
------------------------------------------------------------------------------------------------

* Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 15. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio                                                         as of July 31, 2001
------------------------------------------------------------------------------------------------


                                                                    Shares         Value ($)
------------------------------------------------------------------------------------------------
Common Stocks 98.5%
------------------------------------------------------------------------------------------------

Communications 0.4%
------------------------------------------------------------------------------------------------

Telephone/Communications
Alamosa Holdings, Inc.*                                              21,700          362,824
Illuminet Holdings, Inc.*                                             8,900          268,869
Lightbridge, Inc.*                                                   15,800          170,640
Plantronics, Inc.*                                                    7,300          155,125
------------------------------------------------------------------------------------------------
                                                                                     957,458
------------------------------------------------------------------------------------------------

Construction 6.7%
------------------------------------------------------------------------------------------------

Building Materials 2.0%
Ameron International Corp.*                                           6,500          427,375
Florida Rock Industries, Inc.                                        22,500        1,210,500
Pope & Talbot, Inc.                                                  33,200          458,160
Texas Industries, Inc.                                               33,800        1,282,710
Universal Forest Products, Inc.                                      54,800        1,074,628
------------------------------------------------------------------------------------------------
                                                                                   4,453,373
------------------------------------------------------------------------------------------------

Building Products 1.2%
Dal-Tile International, Inc.*                                         5,500          106,425
Emcor Group, Inc.*                                                   26,700        1,160,916
Nortek, Inc.*                                                        19,300          513,766
Pitt-Des Moines, Inc.                                                26,800          903,160
------------------------------------------------------------------------------------------------
                                                                                   2,684,267
------------------------------------------------------------------------------------------------

Forest Products 0.4%
Louisiana-Pacific Corp.                                              87,500          929,250
------------------------------------------------------------------------------------------------

Homebuilding 3.1%
Crossmann Communities, Inc.                                          13,800          547,446
D.R. Horton, Inc.                                                    28,548          786,498
Del Webb Corp.*                                                      14,500          537,660
KB HOME                                                              29,500          961,405
Lennar Corp.                                                         16,096          738,645
MDC Holdings, Inc.                                                   15,730          659,716
NVR, Inc.*                                                              800          141,000
Ryland Group, Inc.                                                   11,200          699,888
Skyline Corp.                                                        13,900          364,180
------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                                       15

                                                                    Shares         Value ($)
------------------------------------------------------------------------------------------------

Standard Pacific Corp.                                               24,900          586,644
Toll Brothers, Inc.*                                                 19,900          786,050
------------------------------------------------------------------------------------------------
                                                                                   6,809,132
------------------------------------------------------------------------------------------------

Consumer Discretionary 10.0%
------------------------------------------------------------------------------------------------

Apparel & Shoes 1.5%
Brown Shoe Co., Inc.                                                 27,800          423,116
Oxford Industries, Inc.                                              48,100        1,079,845
Phillips-Van Heusen Corp.                                            50,900          697,330
Stride Rite Corp.                                                   111,300        1,096,305
------------------------------------------------------------------------------------------------
                                                                                   3,296,596
------------------------------------------------------------------------------------------------

Department & Chain Stores 2.2%
Burlington Coat Factory Warehouse Corp.                              28,500          436,050
Cato Corp. "A"                                                       47,200          775,496
Charming Shoppes, Inc.*                                              80,000          508,000
Deb Shops, Inc.                                                      32,300          658,920
Dillard's, Inc. "A"                                                  31,500          467,460
Dress Barn, Inc.*                                                    49,700        1,140,615
Fred's, Inc. "A"                                                     10,000          253,500
Longs Drug Stores Corp.                                              28,600          636,350
------------------------------------------------------------------------------------------------
                                                                                   4,876,391
------------------------------------------------------------------------------------------------

Home Furnishings 0.5%
Haverty Furniture Co., Inc.                                          80,400        1,157,760
------------------------------------------------------------------------------------------------

Hotels & Casinos 1.0%
Alliance Gaming Corp.*                                                5,600          171,360
Aztar Corp.*                                                         66,400          990,688
Prime Hospitality Corp.*                                             93,500        1,122,935
------------------------------------------------------------------------------------------------
                                                                                   2,284,983
------------------------------------------------------------------------------------------------

Recreational Products 0.6%
Concord Camera Corp.*                                                51,800          309,764
Thor Industries, Inc.                                                13,100          451,950
Winnebago Industries, Inc.                                           23,000          642,850
------------------------------------------------------------------------------------------------
                                                                                   1,404,564
------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                                       16

                                                                    Shares         Value ($)
------------------------------------------------------------------------------------------------

Restaurants 2.4%
Applebee's International, Inc.                                        4,800          145,440
Bob Evans Farms, Inc.                                                43,400          802,032
CBRL Group, Inc.                                                     40,000          775,600
Landry's Seafood Restaurants, Inc.                                   15,500          292,950
NPC International, Inc.*                                             78,200          890,698
O'Charley's, Inc.*                                                   35,700          662,592
Ruby Tuesday, Inc.                                                   10,300          191,580
Ryan's Family Steak Houses, Inc.*                                    86,400        1,440,288
------------------------------------------------------------------------------------------------
                                                                                   5,201,180
------------------------------------------------------------------------------------------------

Specialty Retail 1.8%
Bell Microproducts, Inc.*                                            31,700          269,450
Friedman's, Inc. "A"                                                 55,600          414,220
Michaels Stores, Inc.*                                               15,800          663,126
Pier 1 Imports, Inc.                                                 36,600          430,050
Scotts Co., "A"*                                                     10,100          403,495
Trans World Entertainment Corp.*                                    115,600          890,120
United Auto Group, Inc.*                                             24,400          413,824
United Retail Group, Inc.*                                           55,200          519,432
------------------------------------------------------------------------------------------------
                                                                                   4,003,717
------------------------------------------------------------------------------------------------

Consumer Staples 5.9%
------------------------------------------------------------------------------------------------

Alcohol & Tobacco 0.8%
Schweitzer-Mauduit International, Inc.                               49,400        1,209,312
Universal Corp.                                                      14,000          551,460
------------------------------------------------------------------------------------------------
                                                                                   1,760,772
------------------------------------------------------------------------------------------------

Consumer Electronic & Photographic 0.1%
Salton, Inc.*                                                         8,600          156,176
------------------------------------------------------------------------------------------------

Consumer Specialties 0.4%
Russ Berrie & Co., Inc.                                              31,400          847,800
------------------------------------------------------------------------------------------------

Food & Beverage 4.5%
Corn Products International, Inc.                                    50,900        1,511,730
Dean Foods Co.                                                       26,200        1,097,780
Earthgrains Co.                                                      50,900        2,045,671
Flowers Foods, Inc.*                                                  8,400          305,172
------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                                       17

                                                                    Shares         Value ($)
------------------------------------------------------------------------------------------------

International Multifoods Corp.                                       28,100          579,141
J & J Snack Foods Corp.*                                             24,300          570,564
Lance, Inc.                                                          69,500          913,925
Pathmark Stores, Inc.*                                               12,000          297,480
Performance Food Group Co.*                                          11,200          340,480
Pilgrim's Pride Corp.                                                81,500        1,224,130
Pilgrim's Pride Corp. "A"                                            54,150          568,575
Spartan Stores, Inc.*                                                 9,000          108,810
Wild Oats Markets, Inc.*                                             22,800          222,300
------------------------------------------------------------------------------------------------
                                                                                   9,785,758
------------------------------------------------------------------------------------------------

Textiles 0.1%
Springs Industries, Inc. "A"                                          7,000          317,730
------------------------------------------------------------------------------------------------

Durables 6.7%
------------------------------------------------------------------------------------------------

Aerospace 3.0%
Aeroflex, Inc.*                                                      22,500          235,125
Alliant Techsystems, Inc.*                                            1,400          138,880
Curtiss-Wright Corp.                                                 61,400        3,051,580
GenCorp, Inc.                                                        71,000          948,560
Kaman Corp. "A"                                                      70,800        1,157,580
Sequa Corp. "A"                                                      22,300        1,104,519
------------------------------------------------------------------------------------------------
                                                                                   6,636,244
------------------------------------------------------------------------------------------------

Automobiles 0.8%
A.O. Smith Corp.                                                     41,500          727,495
Dura Automotive Systems, Inc.*                                       18,300          323,910
Oshkosk Truck Corp.                                                  21,550          768,258
------------------------------------------------------------------------------------------------
                                                                                   1,819,663
------------------------------------------------------------------------------------------------

Construction/Agricultural Equipment 0.5%
NACCO Industries, Inc. "A"                                            4,800          331,440
Terex Corp.*                                                         30,500          666,120
------------------------------------------------------------------------------------------------
                                                                                     997,560
------------------------------------------------------------------------------------------------

Leasing Companies 1.8%
Aaron Rents, Inc.                                                    38,200          704,790
AMERCO*                                                              20,500          397,700
Dollar Thrifty Automotive Group, Inc.*                               53,500        1,000,450
------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                                       18

                                                                    Shares         Value ($)
------------------------------------------------------------------------------------------------

Electro Rent Corp.*                                                  38,700          636,615
IKON Office Solutions, Inc.                                          86,900          676,082
McGrath Rentcorp                                                     21,600          561,600
------------------------------------------------------------------------------------------------
                                                                                   3,977,237
------------------------------------------------------------------------------------------------

Telecommunications Equipment 0.6%
Andrew Corp.*                                                        37,100          817,684
Antec Corp.*                                                         22,900          235,870
Tollgrade Communications, Inc.*                                       8,800          204,776
------------------------------------------------------------------------------------------------
                                                                                   1,258,330
------------------------------------------------------------------------------------------------

Energy 1.8%
------------------------------------------------------------------------------------------------

Oil & Gas Production 1.6%
Cabot Oil & Gas Corp. "A"                                            19,400          486,940
Comstock Resources, Inc.*                                            40,900          299,388
Kaneb Services LLC*                                                   1,133           15,889
Key Production Co., Inc.*                                            22,800          362,520
Patina Oil & Gas Corp.                                               32,000          851,840
Penn Virginia Corp.                                                  28,300        1,046,534
The Montana Power Co.                                                34,100          342,023
W-H Energy Services, Inc.*                                            6,400          150,080
------------------------------------------------------------------------------------------------
                                                                                   3,555,214
------------------------------------------------------------------------------------------------

Oil Companies 0.2%
Stone Energy Corp.*                                                  10,411          474,221
------------------------------------------------------------------------------------------------

Financial 26.6%
------------------------------------------------------------------------------------------------

Banks 11.7%
1st Source Corp.                                                      4,400          107,052
Area Bancshares Corp.                                                69,700        1,088,017
BankAtlantic Bancorp, Inc. "A"                                       58,100          595,525
Banner Corp.                                                         34,430          757,460
Bok Financial Corp.                                                  23,408          715,349
Coastal Bancorp, Inc.                                                15,500          559,860
Corus Bankshares, Inc.                                               16,900        1,000,480
Dime Community Bancshares                                            36,000        1,368,000
Downey Financial Corp.                                               18,400        1,077,688
First Citizens BancShares, Inc. "A"                                   6,700          673,417
------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                                       19

                                                                    Shares         Value ($)
------------------------------------------------------------------------------------------------

First Federal Financial Corp.*                                       20,600          635,510
First Financial Holdings, Inc.                                       21,900          523,410
First Indiana Corp.                                                  20,400          535,092
First Republic Bank*                                                 31,500          823,725
First Sentinel BanCorp., Inc.                                        90,700        1,130,122
Firstbank Corp.                                                       4,500          130,725
GBC Bancorp                                                          41,300        1,378,181
Greater Bay Bankcorp.                                                 7,800          206,154
Hancock Holding Co.                                                   8,700          364,704
Harbor Florida Bancshares, Inc.                                      28,000          533,400
IndyMac Bancorp, Inc.*                                               17,200          447,028
International Bancshares Corp.                                       11,775          458,636
Mississippi Valley Bancshares, Inc.                                   4,200          163,002
MAF Bancorp, Inc.                                                    41,800        1,289,112
OceanFirst Financial Corp.                                           26,700          675,243
PFF Bancorp, Inc.                                                    22,400          573,440
Provident Bankshares Corp.                                           44,015        1,036,553
R & G Financial Corp.                                                34,800          619,788
Republic Bancorp Inc.                                                57,000          889,770
Sandy Spring Bancorp, Inc.                                           33,700        1,153,214
Silicon Valley Bancshares*                                           28,600          576,576
Staten Island Bancorp, Inc.                                          20,600          630,360
Texas Regional Bancshares, Inc.                                      18,100          688,524
The Trust Company of New Jersey                                      24,600          603,684
UMB Financial Corp.                                                   8,700          368,880
W Holding Company, Inc.                                              16,000          239,360
Westcorp, Inc.                                                       56,000        1,137,920
------------------------------------------------------------------------------------------------
                                                                                  25,754,961
------------------------------------------------------------------------------------------------

Consumer Financial 0.2%
Tucker Anthony Sutro Corp.                                           18,200          435,890
------------------------------------------------------------------------------------------------

Insurance 6.4%
Alfa Corp.                                                            6,500          156,715
American Physicians Capital, Inc.*                                    9,700          197,880
AmerUs Group, Inc.                                                   26,500          854,625
Commerce Group, Inc.                                                 25,200          928,368
Fidelity National Financial, Inc.                                    20,158          516,851
------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                                       20

                                                                    Shares         Value ($)
------------------------------------------------------------------------------------------------

First American Financial Co.                                         53,400          947,850
Harleysville Group, Inc.                                             38,200        1,069,600
Kansas City Life Insurance Co.                                       10,400          393,328
National Western Life Insurance Co. "A"*                             10,500        1,165,605
Philadelphia Consolidated Holding Corp.*                             27,700        1,000,524
PMA Capital Corp.                                                    57,400        1,002,204
RLI Corp.                                                            25,500        1,074,825
Selective Insurance Group, Inc.                                      51,200        1,356,800
State Auto Financial Corp.                                           29,300          458,838
Stewart Information Services Corp.                                   51,100        1,009,225
The Midland Co.                                                      25,800          982,980
The MONY Group, Inc.                                                  5,595          221,003
Triad Guaranty, Inc.*                                                17,800          674,620
------------------------------------------------------------------------------------------------
                                                                                  14,011,841
------------------------------------------------------------------------------------------------

Other Financial Companies 3.2%
Doral Financial Corp.                                                14,400          533,664
iShares Russell 2000 Index Fund                                      67,300        6,470,895
------------------------------------------------------------------------------------------------
                                                                                   7,004,559
------------------------------------------------------------------------------------------------

Real Estate Investment Trusts 5.1%
Cabot Industrial Trust                                               67,400        1,415,400
CBL & Associates Properties, Inc.                                    28,700          885,108
Health Care REIT, Inc.                                               57,100        1,404,660
HealthCare Realty Trust                                              47,600        1,244,264
HRPT Properties Trust                                               140,700        1,214,241
Kramont Realty Trust                                                 22,500          288,000
Lexington Corporate Properties Trust                                 74,400        1,104,840
Meristar Hospitality Corp.                                           43,900          943,850
National Health Investors, Inc.                                      46,200          499,884
Pacific Gulf Properties, Inc.                                        29,900          144,118
Pennsylvania Real Estate Investment Trust                            44,100          965,790
Taubman Centers, Inc.                                                85,400        1,195,600
------------------------------------------------------------------------------------------------
                                                                                  11,305,755
------------------------------------------------------------------------------------------------

Health 5.0%
------------------------------------------------------------------------------------------------

Biotechnology 0.1%
Bio-Rad Laboratories, Inc. "A"*                                       5,700          279,243
------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                                       21

                                                                    Shares         Value ($)
------------------------------------------------------------------------------------------------

Health Industry Services 1.8%
AmeriPath, Inc.*                                                      4,700          141,141
Beverly Enterprises, Inc.*                                           54,800          572,660
CareCentric, Inc.*                                                      153              344
Covance, Inc.*                                                       10,300          246,685
DVI, Inc.*                                                           44,400          773,004
Mid Atlantic Medical Services, Inc.*                                 25,500          535,500
Pacificare Health Systems, Inc.*                                     21,000          259,770
Rightchoice Managed Care, Inc.*                                       7,700          381,535
Stericycle, Inc.*                                                     7,700          379,148
Syncor International Corp.*                                           6,800          198,900
US Oncology, Inc.*                                                   46,400          375,376
------------------------------------------------------------------------------------------------
                                                                                   3,864,063
------------------------------------------------------------------------------------------------

Hospital Management 1.0%
Coventry Health Care, Inc.*                                          44,100        1,014,741
Province Healthcare Co.*                                              4,900          178,850
Triad Hospitals, Inc.*                                               31,074        1,054,030
------------------------------------------------------------------------------------------------
                                                                                   2,247,621
------------------------------------------------------------------------------------------------

Medical Supply & Specialty 1.9%
Conmed Corp.*                                                        42,600        1,320,174
Cooper Companies, Inc.                                               17,900          864,570
Diagnostic Products Corp.                                             3,300          133,584
Impath, Inc.*                                                         3,800          179,132
Invacare Corp.                                                       22,100          790,959
Laboratory Corp. of America Holdings                                  5,240          471,390
Polymedica Industries, Inc.*                                          9,100          320,775
Vital Signs, Inc.                                                     4,100          110,495
------------------------------------------------------------------------------------------------
                                                                                   4,191,079
------------------------------------------------------------------------------------------------

Pharmaceuticals 0.2%
Alpharma, Inc. "A"                                                   10,000          282,100
Noven Pharmaceuticals, Inc.*                                          3,400          127,500
------------------------------------------------------------------------------------------------
                                                                                     409,600
------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                                       22

                                                                    Shares         Value ($)
------------------------------------------------------------------------------------------------

Manufacturing 11.2%
------------------------------------------------------------------------------------------------

Chemicals 1.2%
A Schulman, Inc.                                                     76,000          962,920
Arch Chemicals, Inc.                                                  6,300          126,630
International Specialty Products, Inc.*                              37,300          374,865
Stepan Co.                                                           43,100        1,062,415
------------------------------------------------------------------------------------------------
                                                                                   2,526,830
------------------------------------------------------------------------------------------------

Containers & Paper 1.7%
Alltrista Corp.*                                                     20,500          247,230
Chesapeake Corp.                                                     22,100          585,650
Greif Brothers Corp. "A"                                             38,900        1,264,250
Owens-Illinois, Inc.*                                                63,400          407,028
P.H. Glatfelter Co.                                                  73,200        1,151,436
Silgan Holdings, Inc.*                                                8,100          181,845
------------------------------------------------------------------------------------------------
                                                                                   3,837,439
------------------------------------------------------------------------------------------------

Diversified Manufacturing 4.0%
Ball Corp.                                                           31,500        1,557,045
Briggs & Stratton Corp.                                              20,100          834,150
Griffon Corp.*                                                      101,900        1,202,420
Myers Industries, Inc.                                               59,675          850,369
National Service Industries, Inc.                                    61,400        1,388,868
NCH Corp.                                                            38,400        1,706,880
SPS Technologies, Inc.*                                              25,500        1,195,950
------------------------------------------------------------------------------------------------
                                                                                   8,735,682
------------------------------------------------------------------------------------------------

Electrical Products 0.2%
C&D Technologies, Inc.                                                9,400          293,750
Methode Electronics "A"                                              26,300          235,911
------------------------------------------------------------------------------------------------
                                                                                     529,661
------------------------------------------------------------------------------------------------

Hand Tools 0.3%
L.S. Starrett Corp.                                                  27,500          548,625
------------------------------------------------------------------------------------------------

Industrial Specialty 1.6%
Jakks Pacific, Inc.*                                                 36,400          729,092
Keithley Instruments, Inc.                                            4,900           98,245
Kulicke & Soffa Industries, Inc.*                                    30,000          507,300
------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                                       23

                                                                    Shares         Value ($)
------------------------------------------------------------------------------------------------

Proton Energy Systems, Inc.*                                         11,100           91,575
Sybron Dental Specialties Inc.*                                      17,000          340,000
UNOVA, Inc.*                                                         24,200          138,182
York International Corp.                                             51,700        1,712,304
------------------------------------------------------------------------------------------------
                                                                                   3,616,698
------------------------------------------------------------------------------------------------

Machinery/Components/Controls 2.0%
Astec Industries, Inc.*                                              44,600          813,950
ESCO Technologies, Inc.*                                             40,200        1,129,620
Intermet Corp.                                                       39,100          197,064
Mueller Industries, Inc.*                                            29,800          996,810
Reliance Steel & Aluminum Co.                                        46,250        1,151,625
------------------------------------------------------------------------------------------------
                                                                                   4,289,069
------------------------------------------------------------------------------------------------

Wholesale Distributors 0.2%
Owens & Minor, Inc.                                                  25,100          459,330
------------------------------------------------------------------------------------------------

Media 0.4%
------------------------------------------------------------------------------------------------

Broadcasting & Entertainment 0.1%
XM Satellite Radio Holdings, Inc.*                                   13,200          161,436
------------------------------------------------------------------------------------------------

Print Media 0.3%
Electronics for Imaging, Inc.*                                       34,700          764,788
------------------------------------------------------------------------------------------------

Metals & Minerals 0.6%
------------------------------------------------------------------------------------------------

Steel & Metals
Gibraltar Steel Corp.                                                26,000          496,600
Steel Dynamics, Inc.*                                                70,100          890,270
------------------------------------------------------------------------------------------------
                                                                                   1,386,870
------------------------------------------------------------------------------------------------

Service Industries 5.2%
------------------------------------------------------------------------------------------------

EDP Services 1.1%
National Data Corp.                                                  35,200        1,209,120
Pomeroy Computer Resources, Inc.*                                    69,300        1,105,335
------------------------------------------------------------------------------------------------
                                                                                   2,314,455
------------------------------------------------------------------------------------------------

Environmental Services 0.4%
URS Corp.*                                                           36,100          883,367
------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                                       24

                                                                    Shares         Value ($)
------------------------------------------------------------------------------------------------

Investment 0.5%
Southwest Securities Group, Inc.                                     63,409        1,144,527
------------------------------------------------------------------------------------------------

Miscellaneous Commercial Services 1.7%
Answerthink, Inc.*                                                   18,900          149,310
Arbitron, Inc.*                                                      23,200          610,160
Aspect Communications Corp.*                                         29,200          166,732
Corrections Corporation of America                                   12,200          153,354
Dycom Industries, Inc.*                                              20,600          450,934
Encompass Services Corp.*                                            33,000          236,940
Global Payments, Inc.                                                 3,400          109,820
IT Group, Inc.*                                                      25,700          134,411
Modis Professional Services, Inc.*                                   80,400          512,148
Wackenhut Corp. "A"                                                  61,900        1,101,820
------------------------------------------------------------------------------------------------
                                                                                   3,625,629
------------------------------------------------------------------------------------------------

Miscellaneous Consumer Services 0.7%
Akamai Technologies, Inc.*                                           27,600          213,900
CDI Corp.*                                                            9,600          170,400
Sovran Self Storage, Inc.                                            32,100          812,130
Stewart Enterprises, Inc.                                            41,800          311,410
------------------------------------------------------------------------------------------------
                                                                                   1,507,840
------------------------------------------------------------------------------------------------

Printing/Publishing 0.8%
Banta Corp.                                                          22,400          622,944
John H. Harland Co.                                                  22,800          486,780
Mail-Well, Inc.*                                                     22,300           99,235
Wallace Computer Services, Inc.                                      30,900          526,536
------------------------------------------------------------------------------------------------
                                                                                   1,735,495
------------------------------------------------------------------------------------------------

Technology 7.7%
------------------------------------------------------------------------------------------------

Computer Software 1.6%
Borland Software Corp.*                                              42,000          546,840
Dendrite International, Inc.*                                        11,400          124,146
Inktomi Corp.*                                                       25,500          102,000
Keynote Systems, Inc.*                                               10,600           94,340
Liberate Technologies, Inc.*                                         42,400          510,920
NetIQ Corp.*                                                         14,800          488,252
------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                                       25

                                                                    Shares         Value ($)
------------------------------------------------------------------------------------------------

Progress Software Corp.*                                             36,300          578,985
S1 Corp.*                                                            19,600          266,364
Sykes Enterprises, Inc.*                                             21,800          152,382
Take-Two Interactive Software, Inc.*                                 12,900          256,194
Verity, Inc.*                                                        23,200          407,392
------------------------------------------------------------------------------------------------
                                                                                   3,527,815
------------------------------------------------------------------------------------------------

Diverse Electronic Products 0.6%
Cable Design Technologies Corp.*                                     34,000          511,700
DSP Group, Inc.*                                                      7,600          183,920
Esterline Technologies Corp.*                                        25,000          535,000
------------------------------------------------------------------------------------------------
                                                                                   1,230,620
------------------------------------------------------------------------------------------------

EDP Peripherals 0.3%
Intergraph Corp.*                                                     8,700           95,700
SCM Microsystems, Inc.*                                              20,400          181,968
Zoran Corp.*                                                          9,200          364,320
------------------------------------------------------------------------------------------------
                                                                                     641,988
------------------------------------------------------------------------------------------------

Electronic Components/Distributors 1.8%
Adaptec, Inc.*                                                       35,700          420,546
Anaren Microwave, Inc.                                                6,800          154,292
Audiovox Corp. "A"*                                                  50,200          505,514
Imation Corp.*                                                       46,400        1,126,592
Interlogix, Inc.*                                                    22,300          567,758
Pioneer-Standard Electronics, Inc.                                  101,700        1,211,247
------------------------------------------------------------------------------------------------
                                                                                   3,985,949
------------------------------------------------------------------------------------------------

Electronic Data Processing 0.2%
Computer Network Technology Corp.*                                   24,300          201,933
SonicWALL, Inc.*                                                     14,000          297,500
------------------------------------------------------------------------------------------------
                                                                                     499,433
------------------------------------------------------------------------------------------------

Office/Plant Automation 0.7%
CACI International, Inc. "A"*                                        15,700          549,500
FileNet Corp.*                                                       15,100          192,676
Novell, Inc.*                                                       145,300          725,047
------------------------------------------------------------------------------------------------
                                                                                   1,467,223
------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                                       26

                                                                    Shares         Value ($)
------------------------------------------------------------------------------------------------

Precision Instruments 1.1%
ADTRAN, Inc.*                                                        24,400          567,300
Coherent, Inc.*                                                       4,600          170,108
Credence Systems Corp.*                                              22,700          469,890
Moog Inc. "A"*                                                       32,800        1,131,600
------------------------------------------------------------------------------------------------
                                                                                   2,338,898
------------------------------------------------------------------------------------------------

Semiconductors 1.4%
Alliance Semiconductor Corp.*                                        62,000          713,620
Elantec Semiconductor, Inc.*                                          8,600          324,650
ESS Technology, Inc.*                                                49,300          685,763
Exar Corp.*                                                          17,600          423,280
Integrated Silicon Solution*                                         32,200          434,700
Pericom Semiconductor Corp.*                                         32,400          487,620
------------------------------------------------------------------------------------------------
                                                                                   3,069,633
------------------------------------------------------------------------------------------------

Transportation 3.3%
------------------------------------------------------------------------------------------------

Air Freight 0.2%
Offshore Logistics, Inc.*                                            18,200          352,170
------------------------------------------------------------------------------------------------

Railroads 0.2%
Kansas City Southern Industries, Inc.*                               32,200          480,746
------------------------------------------------------------------------------------------------

Trucking 2.9%
Arnold Industries, Inc.                                              30,300          567,216
ArvinMeritor, Inc.                                                   39,100          840,650
Consolidated Freightways Corp.*                                      43,400          292,516
J.B. Hunt Transport Services, Inc.                                   39,300          961,278
Landstar System, Inc.*                                                3,200          243,200
Roadway Express, Inc.                                                48,800        1,417,640
USFreightways Corp.                                                  26,000          898,040
Yellow Corp.*                                                        57,300        1,246,848
------------------------------------------------------------------------------------------------
                                                                                   6,467,388
------------------------------------------------------------------------------------------------

Utilities 7.0%
------------------------------------------------------------------------------------------------

Electric Utilities 4.2%
Anixter International, Inc.*                                         25,400          732,790
Black Hills Corp.                                                     2,300           94,254
------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                                       27

                                                                    Shares         Value ($)
------------------------------------------------------------------------------------------------

CH Energy Group, Inc.                                                31,400        1,323,510
Cleco Corp.                                                          64,600        1,469,650
El Paso Electric Co.*                                                64,600          936,054
Northwestern Corp.                                                   54,900        1,173,762
Public Service Co. of New Mexico                                     34,900        1,033,389
RGS Energy Group, Inc.                                                5,300          204,315
UIL Holdings Corp.                                                   17,700          851,901
WPS Resources Corp.                                                  41,800        1,412,840
------------------------------------------------------------------------------------------------
                                                                                   9,232,465
------------------------------------------------------------------------------------------------

Natural Gas Distribution 2.8%
Energen Corp.                                                        29,700          757,350
Laclede Gas Co.                                                      48,900        1,075,800
NUI Corp.                                                            38,000          882,740
ONEOK, Inc.                                                          53,900          980,980
Peoples Energy Corp.                                                 27,200        1,035,232
Southwest Gas Corp.                                                  56,900        1,359,910
------------------------------------------------------------------------------------------------
                                                                                   6,092,012
------------------------------------------------------------------------------------------------
Total Common Stocks (Cost $190,257,951)                                          216,604,069
------------------------------------------------------------------------------------------------

                                                                  Principal
                                                                  Amount ($)       Value ($)
------------------------------------------------------------------------------------------------
Cash Equivalents 1.5%
------------------------------------------------------------------------------------------------

Zurich Scudder Cash Management QP Trust, 3.93%**
(Cost $3,385,968)                                                 3,385,968        3,385,968
------------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $193,643,919) (a)                     219,990,037
------------------------------------------------------------------------------------------------

*    Non-income producing security.

** Zurich Scudder Cash Management QP Trust is also managed by Zurich Scudder Investments, Inc. The rate shown is the annualized seven-day yield at period end.

(a) The cost for federal income tax purposes was $193,794,715. At July 31, 2001, net unrealized appreciation for all securities based on tax cost was $26,195,322. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $37,157,418 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $10,962,096.

    The accompanying notes are an integral part of the financial statements.

Financial Statements
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
 Statement of Assets and Liabilities as of July 31, 2001
------------------------------------------------------------------------------------------------

Assets
------------------------------------------------------------------------------------------------
Investments in securities, at value (cost $193,643,919)                        $   219,990,037
------------------------------------------------------------------------------------------------
Cash                                                                                    10,000
------------------------------------------------------------------------------------------------
Receivable for investments sold                                                      1,221,277
------------------------------------------------------------------------------------------------
Dividends receivable                                                                   227,310
------------------------------------------------------------------------------------------------
Receivable for Fund shares sold                                                        364,718
------------------------------------------------------------------------------------------------
Due from Advisor                                                                       415,148
------------------------------------------------------------------------------------------------
Total assets                                                                       222,228,490
------------------------------------------------------------------------------------------------

Liabilities
------------------------------------------------------------------------------------------------
Payable for investments purchased                                                      459,921
------------------------------------------------------------------------------------------------
Payable for Fund shares redeemed                                                        67,252
------------------------------------------------------------------------------------------------
Accrued management fee                                                                 134,796
------------------------------------------------------------------------------------------------
Other accrued expenses and payables                                                     82,678
------------------------------------------------------------------------------------------------
Total liabilities                                                                      744,647
------------------------------------------------------------------------------------------------
Net assets, at value                                                           $   221,483,843
------------------------------------------------------------------------------------------------

Net Assets
------------------------------------------------------------------------------------------------
Net assets consist of:                                                                 260,161
Undistributed net investment income
------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investments                           26,346,118
------------------------------------------------------------------------------------------------
Accumulated net realized gain (loss)                                                (6,827,588)
------------------------------------------------------------------------------------------------
Paid-in capital                                                                    201,705,152
------------------------------------------------------------------------------------------------
Net assets, at value                                                           $   221,483,843
------------------------------------------------------------------------------------------------

Net Asset Value
------------------------------------------------------------------------------------------------

Class S

Net Asset Value, offering and redemption price per share (a) ($221,483,843 /
10,327,326 outstanding shares of beneficial interest, $.01 par value,
unlimited number of shares authorized)                                         $         21.45
------------------------------------------------------------------------------------------------

(a) Redemption price per share for shares held less than one year is equal to net asset value less a 1.00% redemption fee.

    The accompanying notes are an integral part of the financial statements.

------------------------------------------------------------------------------------------------
 Statement of Operations for the year ended July 31, 2001
------------------------------------------------------------------------------------------------

Investment Income
------------------------------------------------------------------------------------------------
Income:                                                                        $     2,316,394
Dividends
------------------------------------------------------------------------------------------------
Interest                                                                               211,213
------------------------------------------------------------------------------------------------
Total Income                                                                         2,527,607
------------------------------------------------------------------------------------------------
Expenses:                                                                            1,364,669
Management fee
------------------------------------------------------------------------------------------------
Administrative fee                                                                     711,469
------------------------------------------------------------------------------------------------
Services to shareholders                                                               132,626
------------------------------------------------------------------------------------------------
Custodian and accounting fees                                                            7,369
------------------------------------------------------------------------------------------------
Auditing                                                                                 3,451
------------------------------------------------------------------------------------------------
Legal                                                                                    4,087
------------------------------------------------------------------------------------------------
Trustees' fees and expenses                                                              7,299
------------------------------------------------------------------------------------------------
Reports to shareholders                                                                  2,012
------------------------------------------------------------------------------------------------
Registration fees                                                                       13,855
------------------------------------------------------------------------------------------------
Other                                                                                   27,856
------------------------------------------------------------------------------------------------
Total expenses, before expense reductions                                            2,274,693
------------------------------------------------------------------------------------------------
Expense reductions                                                                    (131,936)
------------------------------------------------------------------------------------------------
Total expenses, after expense reductions                                             2,142,757
------------------------------------------------------------------------------------------------
Net investment income (loss)                                                           384,850
------------------------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss) on Investment Transactions
------------------------------------------------------------------------------------------------
Net realized gain (loss) from investments                                            7,842,215
------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) during the period on investments         38,415,048
------------------------------------------------------------------------------------------------
Net gain (loss) on investment transactions                                          46,257,263
------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                $    46,642,113
------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

------------------------------------------------------------------------------------------------
 Statements of Changes in Net Assets
------------------------------------------------------------------------------------------------

                                                                     Years Ended July 31,
Increase (Decrease) in Net Assets                                    2001            2000
------------------------------------------------------------------------------------------------
Operations:
Net investment income (loss)                                   $       384,850 $       243,883
------------------------------------------------------------------------------------------------
Net realized gain (loss) on investment transactions                  7,842,215      (8,457,957)
------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investment            38,415,048     (33,938,245)
transactions during the period
------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations     46,642,113     (42,152,319)
------------------------------------------------------------------------------------------------
Distributions to shareholders from:
Net investment income                                                 (260,098)       (257,874)
------------------------------------------------------------------------------------------------
Fund share transactions:                                            71,069,263      47,191,147
Proceeds from shares sold
------------------------------------------------------------------------------------------------
Net assets acquired in tax-free reorganization                       1,465,385              --
------------------------------------------------------------------------------------------------
Reinvestment of distributions                                          244,889         240,308
------------------------------------------------------------------------------------------------
Cost of shares redeemed                                            (58,484,457)   (138,417,091)
------------------------------------------------------------------------------------------------
Redemption fees                                                         68,322         116,572
------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share
transactions                                                        14,363,402     (90,869,064)
------------------------------------------------------------------------------------------------
Increase (decrease) in net assets                                   60,745,417    (133,279,257)
------------------------------------------------------------------------------------------------
Net assets at beginning of period                                  160,738,426     294,017,683
------------------------------------------------------------------------------------------------
Net assets at end of period (including undistributed
net investment income of $260,161 and $135,409, respectively)  $   221,483,843 $   160,738,426
------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

Financial Highlights
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
 Class S^(a)                              2001^b   2000^b      1999^c         1998^d    1997^d   1996^e
-------------------------------------------------------------------------------------------------------------

Selected Per Share Data
-------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period    $16.58   $19.40      $17.65         $19.58    $13.57   $12.00
-------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment incomef                   .04      .02         .02            .07       .01      .07
-------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain
  (loss) on investment transactions       4.85    (2.83)       1.90          (1.71)     6.03     1.53
-------------------------------------------------------------------------------------------------------------
  Total from investment operations        4.89    (2.81)       1.92          (1.64)     6.04     1.60
-------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                   (.03)    (.02)       (.05)          (.02)     (.03)    (.05)
-------------------------------------------------------------------------------------------------------------
  Net realized gains on investment
  transactions                              --       --        (.14)          (.30)     (.01)       --
-------------------------------------------------------------------------------------------------------------
  Total distributions                     (.03)    (.02)       (.19)          (.32)     (.04)    (.05)
-------------------------------------------------------------------------------------------------------------
Redemption fees                            .01      .01         .02            .03       .01      .02
-------------------------------------------------------------------------------------------------------------
Net asset value, end of period          $21.45   $16.58      $19.40         $17.65    $19.58   $13.57
-------------------------------------------------------------------------------------------------------------
Total Return (%)                         29.57^g (14.43)g     10.96^g,^h**   (8.45)    44.67^g  13.54^g,^h**
-------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
-------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)     221      161         294            237       123       41
-------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                            1.25^j   1.84^i      1.59*          1.39      1.63     2.61*
-------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                            1.18^j   1.32^i      1.32*          1.39      1.50     1.50*
-------------------------------------------------------------------------------------------------------------
Ratio of net investment income
(loss) (%)                                 .21      .12         .11*           .31       .07      .67*
-------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                 71       29          34*            23        44       34*
-------------------------------------------------------------------------------------------------------------

^a   On October 2, 2000,  existing shares of the Fund were redesignated as Class
     S.
^b   For the year ended July 31.
^c For the eleven months ended July 31, 1999. On September 16, 1998, the Fund changed the fiscal year end from August 31 to July 31.
^d   For the year ended August 31.
^e For the period of October 6, 1995 (commencement of operations) to August 31, 1996.
^f   Based on average shares outstanding during the period.
^g   Total returns would have been lower had certain expenses not been reduced.
^h Total returns do not reflect the effect to the shareholder of the 1% redemption fee on shares held less than one year.
^i The ratios of operating expenses excluding costs incurred in connection with the reorganization in fiscal 2000 before and after expense reductions were 1.76% and 1.25%, respectively.
^j The ratios of operating expenses includes a net reduction in reorganization expenses from fiscal 2000. The ratios without this net reduction before and after expense reductions were 1.28% and 1.21%, respectively.
*    Annualized ** Not annualized

Notes to Financial Statements
--------------------------------------------------------------------------------


A. Significant Accounting Policies

Scudder Small Company Value Fund (the "Fund") is a diversified series of Scudder Securities Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

On October 2, 2000, the Fund commenced offering Class AARP shares. Shares of Class AARP were especially designed for members of AARP. Effective October 30, 2000, Class AARP shares were closed to new investors and on February 28, 2001 were liquidated. In addition, after December 29, 2000, Class S shares of the Fund are generally not available to new investors.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used. Money market instruments purchased with an original maturity of sixty days or less and other cash equivalents are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At July 31, 2001, the Fund had a net tax basis capital loss carryforward of approximately $6,677,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until July 31, 2007 ($135,000), July 31, 2008 ($2,609,000) and July 31, 2009 ($3,899,000), the
respective expiration dates, or whichever occurs first. In addition, the Fund inherited approximately $34,000 of capital losses from its merger (Note G) with Scudder Tax Managed Small Company Fund which can be used to offset gains in future years until July 31, 2007, the expiration date, subject to certain limitations imposed by Sections 381-384 of the Internal Revenue Code.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis.

Redemption Fees. In general, shares of the Fund may be redeemed at net asset value. However, upon the redemption or exchange of shares held by shareholders for less than one year, a fee of 1% of the current net asset value of the shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

B. Purchases and Sales of Securities

During the year ended July 31, 2001, purchases and sales of investment securities (excluding short-term investments) aggregated $137,927,802 and $126,794,761, respectively.

C. Related Parties

As described in Note F, Zurich Scudder Investments, Inc., ("ZSI" or the "Advisor"), formerly Scudder Kemper Investments, Inc., has initiated a restructuring program. As part of this reorganization, the Fund adopted a new investment management agreement and entered into an Administrative Agreement. Both of these agreements were effective August 28, 2000. The terms of the newly adopted and the pre-existing agreements are set out below.

Management Agreement. Under the Investment Management Agreement (the "Agreement") with ZSI, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement was equal to an annual rate of 0.75% of the Fund's average daily net assets computed and accrued daily and payable monthly. In addition, from August 1, 2000 to August 27, 2000, the Advisor maintained the annualized expenses of the Fund at not more than 1.25% of average daily net assets. Certain expenses, such as reorganization, taxes, brokerage and interest expense are excluded from the expense limitation.

Effective August 28, 2000, the Fund, as approved by the Fund's Trustees, adopted a new Investment Management Agreement (the "Management Agreement") with the Advisor. The Management Agreement is identical to the pre-existing agreements, except for the dates of execution and termination and fee rate. The management fee payable under the Management Agreement is equal to an annual rate of 0.75% of the first $500,000,000 of average daily net assets and 0.70% thereafter, computed and accrued daily and payable monthly.

For the period from August 1, 2000 through August 27, 2000, the Advisor did not impose a portion of its management fee which amounted to $129,175, and the amount imposed for the year ended July 31, 2001, amounted to $1,235,494, which was equivalent to an annualized effective rate of 0.68% of the Fund's average daily net assets.

Administrative Fee. Effective August 28, 2000, the Fund, as approved by the Fund's Trustees, adopted an Administrative Agreement (the "Administrative Agreement") with ZSI. Under the Administrative Agreement, ZSI provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by ZSI under its Management Agreement with the Fund, as described above) in exchange for the payment by the Fund of an administrative services fee (the "Administrative Fee") of 0.45% and 0.45% for Classes AARP and S, respectively, of average daily net assets, computed and accrued daily and payable monthly. As of the effective date of the Administrative Agreement, each service provider will continue to provide the services that it previously provided to the Fund (i.e., fund accounting, shareholder services, custody, audit and legal), under these arrangements, except that ZSI pays these entities for the provision of their services to the Fund and pays most other Fund expenses, including insurance, registration, printing and postage fees. Certain expenses of the Fund are not borne by ZSI under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel). For the period August 28, 2000 through July 31, 2001, the Administrative Fee charged to the Fund amounted to $767,725 of which $80,881 is unpaid at July 31, 2001. In addition, a one-time reduction of certain costs incurred in connection with the reorganization amounting to $56,256 for Class S is included in the Administrative Fee on the Statement of Operations.

Service Provider Fees. Scudder Service Corporation ("SSC"), a subsidiary of the Advisor, is the transfer, dividend-paying and shareholder service agent for the Fund. Prior to August 28, 2000, the amount charged to the Fund by SSC aggregated $34,411.

Scudder Trust Company ("STC"), a subsidiary of the Advisor, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Fund. Prior to August 28, 2000, the amount charged to the Fund by STC aggregated $78,805.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Advisor, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. Prior to August 28, 2000, the amount charged to the Fund by SFAC aggregated $7,357.

The Fund is one of several Scudder Funds (the "Underlying Funds") in which the Scudder Pathway Series Portfolios (the "Portfolios") invest. In accordance with the Special Servicing Agreement entered into by the Advisor, the Portfolios, the Underlying Funds, SSC, SFAC and STC expenses from the operation of the Portfolios are borne by the Underlying Funds based on each Underlying Fund's proportionate share of assets owned by the Portfolios. No Underlying Fund will be charged expenses that exceed the estimated savings to each respective Underlying Fund. These estimated savings result from the elimination of separate shareholder accounts which either currently are or have the potential to be invested in the Underlying Funds. Prior to August 28, 2000, the Special Servicing Agreement expense charged to the Fund amounted to $1,706.

Effective August 28, 2000, the above fees are paid by the Advisor in accordance with the Administrative Agreement.

Trustees' Fees and Expenses. The Fund pays each of its Trustees not affiliated with the Advisor an annual retainer, plus specified amounts for attended board and committee meetings. For the year ended July 31, 2001, Trustees' fees and expenses aggregated $7,299.

Zurich Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Zurich Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by Zurich Scudder Investments, Inc. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. ZSI does not receive a management fee for the affiliated Fund's investments in the QP Trust. Distributions from the QP Trust to the Fund for the year ended July 31, 2001, totaled $48,505 and are reflected as dividend income on the statement of operations.

D. Expense Off-Set Arrangements

The Fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. For the period from August 1, 2000 through August 27, 2000, the Fund's custodian fees were reduced by $176. For the period from August 28, 2000 through July 31, 2001, pursuant to the Administrative Agreement, the Administrative Fee was reduced by $1,944 for custodian credits earned. Prior to August 28, 2000, the transfer agent fees were reduced by $641.

Effective August 28, 2000, transfer agent credits are no longer used to reduce Fund expenses.

E. Line of Credit

The Fund and several affiliated Funds (the "Participants") share in a $1 billion revolving credit facility with J.P. Morgan Chase & Co. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5%. The Fund may borrow up to a maximum of 33% of its net assets under the agreement.

F. Reorganization

ZSI initiated a restructuring program to reorganize and combine its two fund families, Scudder and Kemper, in response to changing industry conditions and investor needs. The program proposed to streamline the management and operations of most of the funds ZSI advises principally through the liquidation of several small funds, mergers of certain funds with similar investment objectives, the creation of one Board of Directors/Trustees and the adoption of an Administrative Fee covering the provision of most of the services currently paid for by the affected funds. Costs incurred in connection with this restructuring initiative were borne jointly by ZSI and certain of the affected funds.

G. Acquisition of Assets

On August 25, 2000, the Fund acquired all the net assets of Scudder Tax Managed Small Company Fund pursuant to a plan of reorganization approved by shareholders on July 13, 2000. The acquisition was accomplished by a tax-free exchange of 84,363 shares of the Fund for 107,215 shares of Scudder Tax Managed Small Company Fund outstanding on August 25, 2000. Scudder Tax Managed Small Company Fund's net assets at that date ($1,465,385), including $294,387 of net unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $165,751,739. The combined net assets of the Fund immediately following the acquisition were $167,217,124.

H. Share Transactions

The following tables summarize share and dollar activity in the Fund:

                                  Year Ended July 31, 2001         Year Ended July 31, 2000
------------------------------------------------------------------------------------------------
                                   Shares          Dollars          Shares          Dollars
------------------------------------------------------------------------------------------------

Shares Sold
------------------------------------------------------------------------------------------------
Class AARP*                            398     $      7,147              --    $         --
------------------------------------------------------------------------------------------------
Class S**                        3,632,106       71,062,116       2,794,707      47,191,147
------------------------------------------------------------------------------------------------
                                               $ 71,069,263                    $ 47,191,147
------------------------------------------------------------------------------------------------

Shares Issued in tax free reorganization
------------------------------------------------------------------------------------------------
Class S**                           84,363     $  1,465,385              --    $         --
------------------------------------------------------------------------------------------------

Shares Issued to Shareholders in Reinvestment of Distributions
------------------------------------------------------------------------------------------------
Class AARP*                             --     $         --              --    $         --
------------------------------------------------------------------------------------------------
Class S**                           13,382          244,889          14,381         240,308
------------------------------------------------------------------------------------------------
                                               $    244,889                    $    240,308
------------------------------------------------------------------------------------------------

Shares Redeemed
------------------------------------------------------------------------------------------------
Class AARP*                           (398)     $    (7,823)             --    $         --
------------------------------------------------------------------------------------------------
Class S**                       (3,097,775)     (58,476,634)     (8,272,326)    (138,417,091)
------------------------------------------------------------------------------------------------
                                                $(58,484,457)                   $(138,417,091)
------------------------------------------------------------------------------------------------

Redemption Fees
------------------------------------------------------------------------------------------------
Class AARP*                             --     $         --              --    $         --
------------------------------------------------------------------------------------------------
Class S**                               --           68,322              --         116,572
------------------------------------------------------------------------------------------------
                                               $     68,322                    $    116,572
------------------------------------------------------------------------------------------------

Net Increase (Decrease)
------------------------------------------------------------------------------------------------
Class AARP*                             --     $       (676)             --    $         --
------------------------------------------------------------------------------------------------
Class S**                          632,076       14,364,078      (5,463,238)    (90,869,064)
------------------------------------------------------------------------------------------------
                                               $ 14,363,402                     $(90,869,064)
------------------------------------------------------------------------------------------------

* For the period from October 2, 2000 (commencement of sales of Class AARP) to February 28, 2001 (liquidation of Class AARP).

**   On October 2, 2000, existing shares of the Fund were redesignated as Class
     S.

Report of Independent Accountants
--------------------------------------------------------------------------------


To the Trustees of Scudder Securities Trust and the Shareholders of Scudder Small Company Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder Small Company Value Fund (the "Fund") at July 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts                                 PricewaterhouseCoopers LLP
September 13, 2001

Tax Information                                                      (Unaudited)
--------------------------------------------------------------------------------


For corporate shareholders, 100% of the income dividends paid during the Fund's fiscal year ended July 31, 2001 qualified for the dividends received deduction.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Officers and Trustees
--------------------------------------------------------------------------------


Linda C. Coughlin*
   President and Trustee

Henry P. Becton, Jr.
   Trustee; President, WGBH Educational
   Foundation

Dawn-Marie Driscoll
   Trustee; President, Driscoll Associates;
   Executive Fellow, Center for Business
   Ethics, Bentley College

Edgar R. Fiedler
   Trustee; Senior Fellow and
   Economic Counsellor, The
   Conference Board, Inc.

Keith R. Fox
   Trustee; General Partner,
   The Exeter Group of Funds

Jean Gleason Stromberg
   Trustee; Consultant

Jean C. Tempel
   Trustee; Managing Director,
   First Light Capital, LLC

Steven Zaleznick
   Trustee; President and Chief Executive
   Officer, AARP Services, Inc.

Thomas V. Bruns*
   Vice President

Peter Chin*
   Vice President

J. Brooks Dougherty*
   Vice President

James E. Fenger*
   Vice President

William F. Glavin*
   Vice President

Sewall F. Hodges*
   Vice President

Robert L. Horton*
   Vice President

James E. Masur*
   Vice President

Howard S. Schneider*
   Vice President

Blair J. Treisman*
   Vice President

Robert D. Tymoczko*
   Vice President

John Millette*
   Vice President and Secretary

Kathryn L. Quirk*
   Vice President and Assistant Secretary

John R. Hebble*
   Treasurer

Thomas Lally*
   Assistant Treasurer

Brenda Lyons*
   Assistant Treasurer

Caroline Pearson*
   Assistant Secretary


*   Zurich Scudder Investments, Inc.

Investment Products and Services
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 Scudder Funds
--------------------------------------------------------------------------------

Core                                               Income
   Scudder Balanced Fund                              Scudder GNMA Fund
   Scudder Growth and Income Fund                     Scudder High-Yield Opportunity Fund
   Scudder S&P 500 Index Fund                         Scudder Income Fund
   Scudder Select 500 Fund                            Scudder Short-Term Bond Fund
   Scudder Small Company Stock Fund
                                                   Tax-Free Income
Growth                                                Scudder California Tax-Free Income Fund*
   Scudder 21st Century Growth Fund                   Scudder High-Yield Tax-Free Fund
   Scudder Capital Growth Fund                        Scudder Managed Municipal Bonds
   Scudder Development Fund                           Scudder Massachusetts Tax-Free Fund
   Scudder Large Company Growth Fund                  Scudder Medium-Term Tax-Free Fund
   Scudder Select 1000 Growth Fund                    Scudder New York Tax-Free Income Fund*

Value                                              Money Market
   Scudder Dividend & Growth Fund                     Scudder Cash Investment Trust
   Scudder Large Company Value Fund                   Scudder Money Market Series:
   Scudder Small Company Value Fund*                    Prime Reserve Shares
                                                        Premium Shares
Sector                                                  Managed Shares
   Scudder Gold Fund                                  Scudder Tax-Free Money Fund
   Scudder Health Care Fund                           Scudder U.S. Treasury Money Fund
   Scudder Technology Innovation Fund

Allocation
   Scudder Pathway Conservative Portfolio
   Scudder Pathway Moderate Portfolio
   Scudder Pathway Growth Portfolio

Global/International
   Scudder Emerging Markets Growth Fund
   Scudder Emerging Markets Income Fund
   Scudder Global Fund
   Scudder Global Bond Fund
   Scudder Global Discovery Fund
   Scudder Greater Europe Growth Fund
   Scudder International Fund
   Scudder Latin America Fund
   Scudder Pacific Opportunities Fund
   The Japan Fund, Inc.*


--------------------------------------------------------------------------------

*   Class S shares only

--------------------------------------------------------------------------------
 Retirement Programs and Education Accounts
--------------------------------------------------------------------------------

Retirement Programs                          Education Accounts

   Traditional IRA                              Education IRA
   Roth IRA                                     UGMA/UTMA
   SEP-IRA                                      IRA for Minors
   Inherited IRA
   Keogh Plan
   401(k), 403(b) Plans
   Variable Annuities


--------------------------------------------------------------------------------
 Closed-End Funds
--------------------------------------------------------------------------------

   The Argentina Fund, Inc.                   Scudder High Income Trust
   The Brazil Fund, Inc.                      Scudder Intermediate Government Trust
   The Korea Fund, Inc.                       Scudder Multi-Market Income Trust
   Montgomery Street Income Securities, Inc.  Scudder Strategic Income Trust
   Scudder Global High Income Fund, Inc.      Scudder Strategic Municipal Income Trust
   Scudder New Asia Fund, Inc.                Scudder Municipal Income Trust

--------------------------------------------------------------------------------


Scudder funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance. There is no assurance that the objective of any fund will be achieved, and fund returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than their original cost.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The services and products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Scudder Investor Services, Inc.

Account Management Resources
--------------------------------------------------------------------------------

For shareholders of Scudder funds including those in the AARP Investment Program
--------------------------------------------------------------------------------

           Convenient      Automatic Investment Plan
      ways to invest,
          quickly and      A convenient investment program in which money is
             reliably      electronically debited from your bank account monthly
                           to regularly purchase fund shares and "dollar cost average" -- buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*

                           Automatic Dividend Transfer

                           The most timely, reliable, and convenient way to purchase shares -- use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).

                           QuickBuy

                           Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.

                           Payroll Deduction and Direct Deposit

                           Have all or part of your paycheck -- even government checks -- invested in up to four Scudder funds at one time.

                           * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.

--------------------------------------------------------------------------------

          Around-the-      Automated Information Lines
     clock electronic
              account      Scudder Class S Shareholders:
          service and      Call SAIL(TM) -- 1-800-343-2890
         information,
       including some      AARP Investment Program Shareholders:
         transactions      Call Easy-Access Line -- 1-800-631-4636

                           Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.

                           Web Site

                           Scudder Class S Shareholders --
                           myScudder.com

                           AARP Investment Program Shareholders --
                           aarp.scudder.com

                           Scudder's Web sites allow you to view your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

                           The sites also provide prospectuses and applications for all Scudder funds, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

            Those who      Automatic Withdrawal Plan
            depend on
           investment      You designate the bank account, determine the
         proceeds for      schedule (as frequently as once a month) and amount
      living expenses      of the redemptions, and Scudder does the rest.
      can enjoy these
          convenient,      Distributions Direct
          timely, and
             reliable      Automatically deposits your fund distributions into
            automated      the bank account you designate within three business
           withdrawal      days after each distribution is paid.
             programs
                           QuickSell

                           Provides speedy access to your money by
                           electronically crediting your redemption proceeds to the bank account you previously designated.

--------------------------------------------------------------------------------

             For more      Scudder Class S Shareholders:
          information
          about these      Call a Scudder representative at
             services      1-800-SCUDDER

                           AARP Investment Program Shareholders:

                           Call an AARP Investment Program representative at 1-800-253-2277

--------------------------------------------------------------------------------

       Please address      For Scudder Class S Shareholders:
          all written
       correspondence      Scudder Investments
                   to      PO Box 219669
                           Kansas City, MO
                           64121-9669

                           For AARP Investment Program Shareholders:

                           AARP Investment Program
                           from Scudder Investments
                           PO Box 219735
                           Kansas City, MO
                           64121-9735

--------------------------------------------------------------------------------

                                  SCUDDER
                                  INVESTMENTS

                                  Two International Place
                                  Boston, MA 02110-4103









                                  A member of [LOGO] Zurich Scudder Investments